                                    [PHOTO]


                                        Annual Report September 30, 1999


Oppenheimer
INTERNATIONAL BOND FUND



                                   [LOGO] OPPENHEIMERFUNDS-Registered Trademark-
                                          The Right Way To Invest

--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

     CONTENTS

1    President's Letter

3    An Interview
     with your Fund's
     Manager

8    Fund Performance

14   FINANCIAL
     STATEMENTS

41   INDEPENDENT
     AUDITORS' REPORT

42   Federal
     Income Tax
     Information

43   Officers and Trustees

44   OppenheimerFunds
     Family


DECLINING BOND PRICES IN THE WAKE OF 1998'S GLOBAL FINANCIAL CRISIS were only partially offset by stable-to-rising bond prices so far in 1999.

We believe that higher yielding bonds--SUCH AS EMERGING MARKETS DEBT AND LOWER RATED, INVESTMENT-GRADE SECURITIES--currently offer attractive values in the international fixed income markets.

As bond prices continue to recover from the effects of last year's financial crisis, WE ARE OPTIMISTIC ABOUT THE POTENTIAL FOR CAPITAL APPRECIATION.

---------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
For the 1-Year Period Ended 9/30/99 *

CLASS A
Without Sales Chg.      With Sales Chg.
---------------------------------------
10.58%                  5.33%


CLASS B
Without Sales Chg.      With Sales Chg.
---------------------------------------
9.79%                   4.90%


CLASS C
Without Sales Chg.      With Sales Chg.
---------------------------------------
9.80%                   8.82%
---------------------------------------

                               ------------------
                                NOT FDIC INSURED
                                NO BANK GUARANTEE
                                MAY LOSE VALUE
                               ------------------
                               * See page 12 for further details.

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]

JAMES C. SWAIN
Chairman
Oppenheimer International Bond Fund

BRIDGET A. MACASKILL
President
Oppenheimer International Bond Fund

DEAR SHAREHOLDER,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

     On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

     The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

     Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

     In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.


                     1 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.

     One recent development IS quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

     Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds THE RIGHT WAY TO INVEST.


Sincerely,

/s/ James C. Swain           /s/ Bridget A. Macaskill

James C. Swain               Bridget A. Macaskill

October 21, 1999


                     2 OPPENHEIMER INTERNATIONAL BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Art Steinmetz
(Portfolio Manager)
David Negri

Q.HOW DID OPPENHEIMER INTERNATIONAL BOND FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED SEPTEMBER 30, 1999?

A. Given very challenging conditions in the world's fixed income markets, we are pleased with the Fund's performance over the past year. Poor market performance in the wake of last year's currency and credit crises in the emerging markets was only partially offset by greater market stability in 1999. The Fund's Class A shares were ranked 1 of 55 among international income funds for the one-year period ended September 30, 1999, as ranked by Lipper Analytical Services.(1)

HOW WOULD YOU CHARACTERIZE THE INVESTMENT ENVIRONMENT OVER THE PAST YEAR?(2)

The international bond markets have been highly volatile, especially in the emerging markets of Asia, Latin America and Eastern Europe. When the reporting period began on October 1, 1998, we were in the midst of the global financial crisis, which had spread from Asia to Russia, and was threatening Latin America. What's more, the bond markets were further unsettled by problems experienced by a number of hedge funds during the summer of 1998. These large, highly leveraged, private investment companies were forced to sell large amounts of bonds into an already troubled market, causing many bond prices to plummet.






1. Source: Lipper Analytical Services, Inc., 9/30/99. See page 12 for further details.
2. Investing in foreign bonds entails higher expenses and risks, such as foreign currency fluctuations. Investing in junk bonds carries greater risk of volatility and default.


                     3 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

"YIELD SPREADS HAVE NEVER BEEN MUCH WIDER THAN THEY ARE TODAY, DESPITE THE FACT THAT THERE ARE INDIVIDUAL GOVERNMENTS AND COMPANIES THAT ARE FISCALLY STRONG."

In 1999, both the global financial crisis and hedge fund problems have appeared to ease. Signs began to emerge early in the year that troubled emerging market economies were stabilizing, and bond prices began to rise from depressed levels. However, we have not yet seen enough evidence that those economies have truly recovered. As a result of continuing economic weakness, bond prices in local currency terms have not yet rebounded enough to retrace all of their previous declines. On average, international bond issuers have been earning their coupon rates so far in 1999.

HOW HAVE THE VARIOUS EMERGING MARKETS IN WHICH THE FUND INVESTS FARED OVER THE PAST YEAR?

Just as Southeast Asian economies were the first to succumb to the global credit and currency crisis, they have also been the first to start to recover. Many of these emerging nations have begun to implement the reforms necessary to strengthen their troubled banking and financial systems. As a result, overseas investors have become more comfortable committing capital to the region, and greater liquidity has helped these markets rally.

     We've also seen signs of stabilization in certain areas of Eastern Europe. Although Russia remains mired in the problems that led to default on its government debt during the summer of 1998, other nations in the region have enjoyed stronger economic conditions. For example, our investments in Turkey have performed quite well.

     Latin America was the last region to catch the so-called "Asian contagion," and remains in recession. However, we expect Latin American bond markets to recover when economic conditions there improve.


                     4 OPPENHEIMER INTERNATIONAL BOND FUND

HOW HAVE FIXED INCOME MARKETS FARED IN THE DEVELOPED REGIONS?

The Japanese bond market has ranked among the top performers over the past year. This is especially true for U.S. investors, who benefited from a strengthening of the Japanese yen relative to the U.S. dollar. While the Japanese economy has remained in recession, the government appears to be serious about implementing long-awaited financial reforms. As a result, investors took advantage of attractive values in Japanese bonds based on the not-yet-realized expectation that the recession will end.

     On the other hand, European bond markets have generally languished amid slower-than-expected economic growth. Returns for U.S. investors from European bonds have suffered because of the weakening of Europe's new currency, the euro, relative to the U.S. dollar.

HOW WAS THE FUND MANAGED IN THIS ENVIRONMENT?

We have continued to emphasize emerging market debt over bonds from the developed markets. Within the emerging markets, we have focused on Southeast Asia, where we have identified attractive currency and bond values in the wake of the global financial crisis. As these securities and currencies rebound from depressed levels, we expect the Fund to benefit. By the same token, we have de-emphasized investments in Latin American markets. In our view, these economies may be slow to recover. While attractive values in Latin American bonds and currencies exist, higher U.S. interest rates are likely to adversely affect bond prices there. Therefore, we do not yet believe that the time is right to increase our exposure to this region.

     We have also maintained a relatively low exposure to Japanese bonds. In hindsight, a larger position would have helped the Fund benefit from the strengthening of the Japanese yen. From a fundamental investment standpoint, however, we believe that other areas of the world currently offer better potential.


                     5 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

--------------------------------
AVERAGE ANNUAL TOTAL RETURNS
For the Periods Ended 9/30/99(3)

CLASS A      Since
1 year       Inception
--------------------------------
5.33%        5.95%

CLASS B      Since
1 year       Inception
--------------------------------
4.90%        6.01%

CLASS C      Since
1 year       Inception
--------------------------------
8.82%        6.33%

--------------------------------
STANDARDIZED YIELDS(4)
For the 30 Days Ended 9/30/99
--------------------------------
CLASS A      15.42%
--------------------------------
CLASS B      15.43
--------------------------------
CLASS C      15.43
--------------------------------

After de-emphasizing the developed markets of Europe for most of the reporting period, we recently began to increase our exposure to European bonds and the euro. That's because we expect European economic growth to accelerate relative to U.S. growth, which should produce currency-related gains.

WHERE ARE YOU CURRENTLY FINDING THE MOST ATTRACTIVE VALUES IN INTERNATIONAL
BONDS?

In our opinion, the most attractive values can be found in the higher yielding sectors of the fixed income markets. This includes securities that offer higher income payments as an incentive for investors to accept their higher risk, such as emerging market debt. Emerging market bonds have offered yields at the high end of their range relative to developed market bonds, providing the potential for capital appreciation. Although we have not yet seen that potential realized, we believe that it will occur when and if investors become convinced that economic recovery is truly underway.

     We have also found attractive opportunities in investment-grade bonds rated below the triple-A rated range. Double-A and single-A credits have offered significantly higher yields than their triple-A rated counterparts, providing both highly competitive income payments and the potential for capital appreciation as these yield differences moderate. For example, despite their implicit government backing, German mortgage-backed securities recently provided yields about 50 percentage points greater than direct obligations of the German government. Historically, the average yield difference has been just 15 percentage points.







3. See page 12 for further details.
4. Standardized yield is based on net investment income for the 30-day period ended September 30, 1999. Falling share prices will tend to artificially raise yields.


                     6 OPPENHEIMER INTERNATIONAL BOND FUND

REGIONAL ALLOCATION(5)

[Chart]
--------------------------------
- Latin America         28.9%
- Europe                24.0
- Asia                  20.5
- Middle East/ Africa   11.4
- United States/ Canada  7.9
- Emerging Europe        7.3
--------------------------------

WHAT IS YOUR OUTLOOK FOR THE FORESEEABLE FUTURE?

We are cautiously optimistic. We have attempted to position the fund to take advantage of good values in emerging market and lower quality investment-grade bonds. If, as we expect, many of the world's economies gain strength, these investments should provide above-average total returns, including high yields and price appreciation.

Nonetheless, we are prepared for continued volatility in the fixed income markets over the short term. Higher U.S. interest rates implemented by the Federal Reserve Board over the summer may adversely affect international bond markets, for example. However, once this round of rate hikes is over, we believe the stage will be set for very attractive returns over the longer term. Having the patience and discipline to weather short-term volatility on the road to longer term gains is the essence of our investment strategy, and is an important reason Oppenheimer International Bond Fund is part of THE RIGHT WAY TO INVEST.

TOP 10 COUNTRY HOLDINGS(5)
-----------------------------------------------------------
Germany                                               7.7%
-----------------------------------------------------------
Argentina                                             7.4
-----------------------------------------------------------
Mexico                                                7.2
-----------------------------------------------------------
United States                                         6.3
-----------------------------------------------------------
Turkey                                                6.2
-----------------------------------------------------------
Brazil                                                6.0
-----------------------------------------------------------
Indonesia                                             4.7
-----------------------------------------------------------
Norway                                                4.1
-----------------------------------------------------------
Venezuela                                             3.7
-----------------------------------------------------------
Italy                                                 3.5

5. Portfolio is subject to change. Percentages are as of September 30, 1999, and are based on total market value of investments.


                     7 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

BELOW IS A DISCUSSION, BY THE MANAGER, OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED SEPTEMBER 30, 1999, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO TWO APPROPRIATE BROAD-BASED MARKET INDICES.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended September 30, 1999, Oppenheimer International Bond Fund's performance was influenced by declining bond prices in international markets. Nevertheless, the Fund generated good returns for the period. In this environment, the Manager attempted to position the Fund to take advantage of depressed values and widened yield spreads. During the period, the Manager continued to emphasize emerging market debt over bonds from the developed markets. Within the emerging markets, the Fund was focused on Southeast Asia, where attractive currency and bond values were identified in the wake of the global financial crisis. At the same time, investments in Latin American and Japanese markets were de-emphasized. In Europe, the Fund's exposure to European bonds and the euro was recently increased, as management expects economic growth in the region to accelerate. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held from the inception date of June 15, 1995, until September 30, 1999. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.


                     8 OPPENHEIMER INTERNATIONAL BOND FUND

The performance of each class of the Fund's shares is compared to two indices because the Fund invests in debt securities issued by governments in both developed countries and emerging market countries and in debt securities issued by companies located in those countries. In the Manager's view, no one index adequately combines both types of investments.

     Performance is compared to the Salomon Brothers Non-U.S. Dollar World Government Bond Index, a subset of the Salomon Brothers World Government Bond Index. The Salomon Brothers Non-U.S. Dollar World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of 13 government bond markets including Australia, Canada, Japan and 10 European countries. Thus, the Index does not reflect the performance of the fixed income markets in either the United States or in any emerging market countries. In addition, it is comprised of only government bonds and does not reflect the performance of corporate bonds.

     Performance is also compared to the Salomon Brothers Brady Bond Index, which provides a total return benchmark for emerging market country bonds. It is designed to allow direct comparison of the developing country debt market with other markets. A Brady Bond is a bond that is exchanged for debt or new money under the debt restructuring program initiated in 1990 by the U.S. Department of the Treasury.

     Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the indices.


                     9 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer International Bond Fund (Class A), Salomon Brothers Non-U.S. Dollar World Government Bond Index and Salomon Brothers Brady Bond Index

[GRAPH]

Oppenheimer International Bond Fund Class A                           $12,818
Salomon Brothers Non-U.S. Dollar World Government Bond Index          $11,331
Salomon Brothers Brady Bond Index                                     $18,865

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 9/30/99(1)
1-YEAR 5.33%    LIFE 5.95%

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer International Bond Fund (Class B), Salomon Brothers Non-U.S. Dollar World Government Bond Index and Salomon Brothers Brady Bond Index

[GRAPH]

Oppenheimer International Bond Fund Class B                           $12,844
Salomon Brothers Non-U.S. Dollar World Government Bond Index          $11,331
Salomon Brothers Brady Bond Index                                     $18,865


AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 9/30/99(1)
1-YEAR 4.90%    LIFE 6.01%


                     10 OPPENHEIMER INTERNATIONAL BOND FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer International Bond Fund (Class C), Salomon Brothers Non-U.S. Dollar World Government Bond Index and Salomon Brothers Brady Bond Index

[GRAPH]

Oppenheimer International Bond Fund Class C                           $13,014
Salomon Brothers Non-U.S. Dollar World Government Bond Index          $11,331
Salomon Brothers Brady Bond Index                                     $18,865

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 9/30/99(1)
1 YEAR 8.82%    LIFE 6.33%

The performance information for both indices in the graphs begins on 5/31/95.
1. See page 12 for further details.
Past performance is not predictive of future performance.


                     11 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT
1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A shares were first publicly offered on 6/15/95. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 6/15/95. The average annual total returns are shown net of the applicable 5% and 2% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 2% contingent deferred sales charge. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 6/15/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.

LIPPER RANKING. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions reinvested. The Fund's Class A shares were ranked 1 of 55 (one-year) and 25 of 38 (three-year) among international income funds for the periods ended 9/30/99.


                     12 OPPENHEIMER INTERNATIONAL BOND FUND

                                                       FINANCIALS


                     13 OPPENHEIMER INTERNATIONAL BOND FUND

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  SEPTEMBER 30, 1999
-------------------------------------------------------------------------------

                                                                                           FACE        MARKET VALUE
                                                                                        AMOUNT(1)        SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 MORTGAGE-BACKED OBLIGATIONS--1.0%
 Nykredit AS, 7% Cv. Bonds, 10/1/29 [DKK] (Cost $2,624,089)                          18,690,000         $ 2,599,924
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--0.7%
 Federal National Mortgage Assn. Sr. Unsub. Medium-Term Nts.,
 6.50%, 7/10/02 [AUD]                                                                 1,310,000             864,779
 -------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Sr. Unsub. Nts., 6.375%, 8/15/07 [AUD]               1,365,000             867,944
                                                                                                        -----------
 Total U.S. Government Obligations (Cost $1,667,637)                                                      1,732,723

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 FOREIGN GOVERNMENT OBLIGATIONS--58.7%
-------------------------------------------------------------------------------------------------------------------
 ARGENTINA--5.5%
 Argentina (Republic of) Bonds, Bonos de Consolidacion de
 Deudas, Series I, 2.828%, 4/1/07(2) [ARP]                                            5,096,437           3,390,992
-------------------------------------------------------------------------------------------------------------------
 Argentina (Republic of) Global Unsec. Unsub. Bonds,
 Series BGL5, 11.375%, 1/30/17                                                        2,450,000           2,309,125
-------------------------------------------------------------------------------------------------------------------
 Argentina (Republic of) Nts., Series REGS, 11.75%, 2/12/07 [ARP]                     7,425,000           6,349,645
-------------------------------------------------------------------------------------------------------------------
 Buenos Aires (Province of) Bonds, Series PBA1, 2.828%, 4/1/07(2) [ARP]               2,681,784           1,667,202
                                                                                                        -----------
                                                                                                         13,716,964


-------------------------------------------------------------------------------------------------------------------
 BRAZIL--5.7%
 Brazil (Federal Republic of) Bonds, 11.625%, 4/15/04                                   520,000             486,226
-------------------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Capitalization Bonds, 20 yr., 8%, 4/15/14               8,797,260           5,509,285
-------------------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Debt Conversion Bonds, 5.938%, 4/15/12(2)               8,342,000           5,026,055
-------------------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Interest Due & Unpaid Bonds, 6.50%, 1/1/01(2)           2,127,654           2,063,824
-------------------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Unsec. Bonds, 9.375%, 4/7/08                            1,530,000           1,204,875
                                                                                                        -----------
                                                                                                         14,290,265


-------------------------------------------------------------------------------------------------------------------
 BULGARIA--1.8%
 Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer Bonds,
 Tranche A, 2.75%, 7/28/12(3)                                                         7,255,000           4,570,650
-------------------------------------------------------------------------------------------------------------------
 CANADA--1.5%
 Canada (Government of) Bonds, Series J24, 10.25%, 2/1/04                             4,650,000           3,714,652
-------------------------------------------------------------------------------------------------------------------
 COLOMBIA--0.4%
 Colombia (Republic of) Nts., 7.25%, 2/23/04                                            665,000             536,315
-------------------------------------------------------------------------------------------------------------------
 Colombia (Republic of) Unsec. Bonds, 10.875%, 3/9/04                                   560,000             552,168
                                                                                                        -----------
                                                                                                          1,088,483


-------------------------------------------------------------------------------------------------------------------
 ECUADOR--0.1%
 Ecuador (Republic of) Debs., 2/27/15(4)                                                110,613              18,528
-------------------------------------------------------------------------------------------------------------------
 Ecuador (Republic of) Past Due Interest Bonds, 2/27/15(4)                              948,945             158,948
                                                                                                        -----------
                                                                                                            177,476


                     14 OPPENHEIMER INTERNATIONAL BOND FUND

                                                                                           FACE        MARKET VALUE
                                                                                         AMOUNT(1)       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
 GERMANY--3.6%
 Germany (Republic of) Bonds:
 6.25%, 4/26/06 [EUR]                                                                   952,484          $1,090,476
 6.75%, 5/13/04 [DEM]                                                                   510,000             591,490
 Series 98, 5.25%, 1/4/08 [DEM]                                                       4,645,000           4,982,048
 Zero Coupon, 5.66%, 7/4/27(5)[EUR]                                                   5,000,000             989,385
-------------------------------------------------------------------------------------------------------------------
 Germany (Republic of) Stripped Bonds, Series JA24,
 Zero Coupon, 5.54%, 1/4/24(5)[EUR]                                                   5,865,000           1,472,157
                                                                                                        -----------
                                                                                                          9,125,556


-------------------------------------------------------------------------------------------------------------------
 GREAT BRITAIN--1.7%
 United Kingdom Treasury Bonds, 10%, 9/8/03 [GBP]                                     2,285,000           4,233,562
-------------------------------------------------------------------------------------------------------------------
 INDONESIA--0.4%
 Bank Negara Indonesia Unsec. Nts., 6.405%, 10/25/01(2)                               1,000,000             765,000
-------------------------------------------------------------------------------------------------------------------
 Perusahaan Listr, 17% Nts., 8/21/01(6) [IDR]                                     2,000,000,000             125,673
-------------------------------------------------------------------------------------------------------------------
 PT Hutama Karya Promissory Nts., Zero Coupon, 4/9/99(4,6) [IDR]                  5,000,000,000             164,572
                                                                                                        -----------
                                                                                                          1,055,245

-------------------------------------------------------------------------------------------------------------------
 ITALY--3.4%
 Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
 9.50%, 2/1/06 [EUR]                                                                  5,330,000           7,040,501
 10.50%, 9/1/05 [EUR]                                                                 1,044,254           1,427,309
                                                                                                        -----------
                                                                                                          8,467,810


-------------------------------------------------------------------------------------------------------------------
 IVORY COAST--1.8%
 Ivory Coast (Government of) Front Loaded Interest Reduction Bonds:
 2%, 3/29/18(3) [FRF]                                                                21,325,000             701,114
 2%, 3/29/18(3)                                                                       6,915,000           1,417,575
                                                                                                        -----------
-------------------------------------------------------------------------------------------------------------------
 Ivory Coast (Government of) Past Due Interest Bonds, Series F,
 1.90%, 3/29/18(3) [FRF]                                                             55,748,000           2,353,298
                                                                                                        -----------
                                                                                                          4,471,987


-------------------------------------------------------------------------------------------------------------------
 JAPAN--2.3%
 Japan (Government of) Bonds, Series 141, 6.50%, 6/20/01 [JPY]                      545,000,000           5,658,336
-------------------------------------------------------------------------------------------------------------------
 JORDAN--2.0%
 Hashemite (Kingdom of Jordan) Bonds, Series DEF, 5.50%, 12/23/23(3)                    890,000             539,563
-------------------------------------------------------------------------------------------------------------------
 Hashemite (Kingdom of Jordan) Disc. Bonds, 6.188%, 12/23/23(2)                       6,815,000           4,463,825
                                                                                                        -----------
                                                                                                          5,003,388



                     15 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  CONTINUED
--------------------------------------------------------------------------------

                                                                                           FACE        MARKET VALUE
                                                                                         AMOUNT(1)       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
 MEXICO--3.7%
 Mexican Williams Sr. Nts., 5.83%, 11/15/08(2,8)                                    $   500,000         $   442,500
-------------------------------------------------------------------------------------------------------------------
 Petroleos Mexicanos Debs., 14.50%, 3/31/06(6) [GBP]                                  1,280,000           2,382,076
-------------------------------------------------------------------------------------------------------------------
 United Mexican States Bonds, 11.375%, 9/15/16                                        6,000,000           6,345,000
                                                                                                        -----------
                                                                                                          9,169,576

-------------------------------------------------------------------------------------------------------------------
 MOROCCO--0.0%
 Morocco (Kingdom of) Loan Participation Agreement, Tranche A,
 2.018%, 1/1/09(2) [JPY]                                                             18,095,235             126,299
-------------------------------------------------------------------------------------------------------------------
 NEW ZEALAND--0.7%
 New Zealand (Government of) Bonds, 7%, 7/15/09 [NZD]                                 3,265,000           1,692,902
-------------------------------------------------------------------------------------------------------------------
 NIGERIA--1.0%
 Nigeria (Federal Republic of) Promissory Nts., Series RC, 5.092%, 1/5/10             4,092,394           2,401,151
-------------------------------------------------------------------------------------------------------------------
 NORWAY--4.0%
 Norway (Government of) Bonds, 9.50%, 10/31/02 [NOK]                                 69,930,000           9,926,858
-------------------------------------------------------------------------------------------------------------------
 PANAMA--0.7%
 Panama (Republic of) Interest Reduction Bonds, 4.25%, 7/17/14(2)                       625,000             453,125
-------------------------------------------------------------------------------------------------------------------
 Panama (Republic of) Past Due Interest Debs., 5.819%, 7/17/16(2)                     1,824,725           1,309,241
                                                                                                        -----------
                                                                                                          1,762,366

-------------------------------------------------------------------------------------------------------------------
 PERU--1.9%
 Peru (Republic of) Sr. Nts., Zero Coupon, 4.53%, 2/28/16(5)                         11,209,525           4,794,314
-------------------------------------------------------------------------------------------------------------------
 POLAND--0.4%
 Poland (Republic of) Bonds, 12%, 6/12/01 [PLZ]                                       4,800,000           1,137,181
-------------------------------------------------------------------------------------------------------------------
 RUSSIA--1.7%
 Russia (Government of) Principal Loan Debs., Series 24 yr., 12/15/20(4)             17,760,000           1,653,900
-------------------------------------------------------------------------------------------------------------------
 Russia (Government of)  Sr. Unsec. Unsub. Nts., 11.75%, 6/10/03                        720,000             379,080
-------------------------------------------------------------------------------------------------------------------
 Russia (Government of) Unsec. Bonds, 11%, 7/24/18                                    2,565,000           1,083,713
-------------------------------------------------------------------------------------------------------------------
 Russian Federation Unsec. Unsub. Nts.:
 8.75%, 7/24/05                                                                       1,775,000             736,625
 12.75%, 6/24/28                                                                        720,000             340,416
                                                                                                        -----------
                                                                                                          4,193,734


                     16 OPPENHEIMER INTERNATIONAL BOND FUND

                                                                                           FACE        MARKET VALUE
                                                                                         AMOUNT(1)       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
 SLOVAKIA--1.0%
 Slovenska Sporitelna AS Bank Sub. Nts., 6.61%, 12/20/06(2)                     $     1,800,000    $      1,350,000
-------------------------------------------------------------------------------------------------------------------
 Vseobenona Uverova Banka Unsec. Sub. Nts., 7.011%, 12/28/06(2)                       1,640,000           1,164,400
                                                                                                        -----------
                                                                                                          2,514,400

-------------------------------------------------------------------------------------------------------------------
 SOUTH AFRICA--2.2%
 South Africa (Republic of) Bonds:
 Series 153, 13%, 8/31/10 [ZAR]                                                      28,724,000           4,277,147
 Series 175, 9%, 10/15/02 [ZAR]                                                       8,100,000           1,199,214
                                                                                                        -----------
                                                                                                          5,476,361

-------------------------------------------------------------------------------------------------------------------
 SPAIN--1.8%
 Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
 8.80%, 4/30/06 [EUR]                                                                 1,700,000           2,187,989
 10%, 2/28/05 [EUR]                                                                   1,760,000           2,325,802
                                                                                                        -----------
                                                                                                          4,513,791

-------------------------------------------------------------------------------------------------------------------
 THE NETHERLANDS--2.4%
 The Netherlands (Government of) Bonds:
 6%, 1/15/06 [EUR]                                                                    1,070,000           1,206,214
 7.75%, 3/1/05 [EUR]                                                                  3,950,000           4,797,798
                                                                                                        -----------
                                                                                                          6,004,012

-------------------------------------------------------------------------------------------------------------------
 TURKEY--2.6%
 Turkey (Republic of) Treasury Bills, Zero Coupon,
 78.57%, 8/23/00(5) [TRL]                                                     5,610,000,000,000           6,625,225
-------------------------------------------------------------------------------------------------------------------
 VENEZUELA--3.6%
 Venezuela (Republic of) Disc. Bonds, Series DL,
 6.312%, 12/18/07(2)                                                                  9,452,804           7,337,739
-------------------------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
 Series A, 6.875%, 3/31/07(2)                                                           892,857             676,339
-------------------------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Unsec. Bonds, 9.25%, 9/15/27                                 1,350,000             891,000
                                                                                                        -----------
                                                                                                          8,905,078

-------------------------------------------------------------------------------------------------------------------
 VIETNAM--0.8%
 Vietnam (Government of) Bonds, 3%, 3/12/28(2)                                        7,095,000           1,995,469
                                                                                                        -----------
 Total Foreign Government Obligations (Cost $155,782,210)                                               146,813,091


                     17 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  CONTINUED
--------------------------------------------------------------------------------

                                                                                           FACE        MARKET VALUE
                                                                                         AMOUNT(1)       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 LOAN PARTICIPATIONS--6.6%

 Algeria (Republic of) Reprofiled Debt Loan Participation Nts.:
 Tranche 1, 1.063%, 9/4/06(2) [JPY]                                                  56,945,454         $   248,705
 Tranche 1, 6.812%, 9/4/06(2,6)                                                       6,854,363           5,106,501
 Tranche A, 2.175%, 3/4/00(2) [JPY]                                                   9,490,909              86,468
 Tranche A, 7.50%, 3/4/00(2,6)                                                          179,424             176,060
-------------------------------------------------------------------------------------------------------------------
 Algeria (Republic of) Unrestructured Nts.,
 6.615%, 1/22/01(6) [JPY]                                                           286,100,000           2,586,374
-------------------------------------------------------------------------------------------------------------------
 Jamaica (Government of) 1990 Refinancing
 Agreement Nts., Tranche A, 6.125%, 10/16/00(2,6)                                        49,999              47,625
-------------------------------------------------------------------------------------------------------------------
 Morocco (Kingdom of) Loan Participation
 Agreement, Tranche B, 5.906%, 1/1/09(2,6)                                            1,674,000           1,514,970
-------------------------------------------------------------------------------------------------------------------
 Panama Working Capital Loan Sinking Fund Nts.,
 5.597%, 1/13/00(2,6)                                                                   250,000             228,750
-------------------------------------------------------------------------------------------------------------------
 PT Bank Negara Indonesia Gtd. Nts.:
 Series 3 yr., 9.156%, 8/25/01(2,6)                                                   1,670,000           1,411,150
 Series 4 yr., 9.406%, 8/25/02(2,6)                                                     890,000             725,350
-------------------------------------------------------------------------------------------------------------------
 PT Lippo Bank Nts.:
 8.906%, 8/25/00(2,6)                                                                 1,050,000             934,500
 9.156%, 8/25/01(2,6)                                                                 1,575,000           1,330,875
 9.406%, 8/25/02(2,6)                                                                   350,000             285,250
-------------------------------------------------------------------------------------------------------------------
 Trinidad & Tobago Loan Participation Agreement:
 Tranche A, 1.148%, 9/30/00(2,6) [JPY]                                               46,763,636             399,689
 Tranche B, 1.148%, 9/30/00(2,6) [JPY]                                              155,863,426           1,332,166
                                                                                                        -----------
 Total Loan Participations (Cost $14,825,954)                                                            16,414,433


-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES--12.3%
-------------------------------------------------------------------------------------------------------------------
 CHEMICALS--1.3%
 Reliance Industries Ltd.:
 10.25% Unsec. Debs., Series B, 1/15/2097                                             3,900,000           3,126,412
 10.25% Unsec. Nts., Series B, 1/15/20977                                               250,000             200,411
                                                                                                        -----------
                                                                                                          3,326,823


-------------------------------------------------------------------------------------------------------------------
 CONSUMER DURABLES--0.0%
 TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(6,8)                            70,000              77,987
-------------------------------------------------------------------------------------------------------------------
 ENERGY--0.5%
 Empresa Electrica del Norte Grande SA, 7.75%
 Bonds, 3/15/06(6,8)                                                                  2,310,000           1,229,992
-------------------------------------------------------------------------------------------------------------------
 FINANCIAL--6.8%
 Aktiebolaget Spintab, 5.50% Bonds, Series 169, 9/17/03 [SEK]                        13,800,000           1,655,083
-------------------------------------------------------------------------------------------------------------------
 Allgemeine Hypotheken Bank AG, 5% Sec. Nts.,
 Series 501, 9/2/09 [EUR]                                                             1,400,000           1,425,023
-------------------------------------------------------------------------------------------------------------------
 Bakrie Investindo:
 Zero Coupon Promissory Nts., 3/16/99(4,6) [IDR]                                   5,990,000,000            107,540
 Zero Coupon Promissory Nts., 7/10/1998(4,6) [IDR]                                 2,000,000,000             35,907


                     18 OPPENHEIMER INTERNATIONAL BOND FUND

                                                                                           FACE        MARKET VALUE
                                                                                         AMOUNT(1)       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
 FINANCIAL CONTINUED
 Bayerische Vereinsbank AG, 5% Sec. Nts.,
 Series 661, 7/28/04 [DEM]                                                            4,990,208         $ 5,365,592
-------------------------------------------------------------------------------------------------------------------
 Dresdner Funding Trust II, 5.79% Sub. Nts.,
 6/30/11(6,8) [EUR]                                                                   2,670,000           2,622,037
-------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.,
 6.875% Sr. Unsec. Nts., 6/7/02 [GBP]                                                 2,370,000           3,917,790
-------------------------------------------------------------------------------------------------------------------
 Ongko International Finance Co. BV, 10.50%
 Gtd. Nts., 3/29/04(4,6)                                                                365,000              12,775
-------------------------------------------------------------------------------------------------------------------
 PT Polysindo Eka Perkasa:
 11% Nts., 6/18/03(4,6)                                                                 500,000              65,000
 11% Nts., 7/2/03(4,6)                                                                1,000,000             130,000
 20% Nts., 3/6/00(4) [IDR]                                                        3,000,000,000              46,679
 24% Nts., 6/16/03(4) [IDR]                                                       2,000,000,000              31,119
 24% Nts., 6/19/03(4) [IDR]                                                       4,107,500,000              63,911
-------------------------------------------------------------------------------------------------------------------
 SanLuis Corp., SA de CV, 8.875% Sr. Unsec. Nts.,
 3/18/08                                                                              1,770,000           1,500,075
                                                                                                        -----------
                                                                                                         16,978,531

-------------------------------------------------------------------------------------------------------------------
 HOUSING--0.5%
 Internacional de Ceramica SA, 9.75% Unsec
 Unsub. Nts., 8/1/02(7,9,10)                                                            700,000             563,500
-------------------------------------------------------------------------------------------------------------------
 Internacional de Ceramica SA, 9.75% Unsec
 Unsub. Nts., 8/1/02                                                                    750,000             603,750
                                                                                                        -----------
                                                                                                          1,167,250

-------------------------------------------------------------------------------------------------------------------
 MANUFACTURING--0.0%
 Mechala Group Jamaica Ltd., 12% Bonds,
 2/15/02(4,6,8)                                                                         250,000              93,125
-------------------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS--2.9%
 Netia Holdings BV, 0%/11% Sr. Disc. Nts.,
 11/1/07(11) [DEM]                                                                    1,300,000             440,657
-------------------------------------------------------------------------------------------------------------------
 Netia Holdings II BV, 13.50% Sr. Nts.,
 6/15/09(7) [EUR]                                                                     2,650,000           2,804,611
-------------------------------------------------------------------------------------------------------------------
 NTL, Inc., 9.50% Sr. Unsec. Unsub. Nts., Series B,
 4/1/08 [GBP]                                                                           580,000             940,874
-------------------------------------------------------------------------------------------------------------------
 Telewest Communications plc, 0%/9.875% Sr. Nts.,
 4/15/09(7,11) [GBP]                                                                  3,110,000           3,073,115
                                                                                                        -----------
                                                                                                          7,259,257

-------------------------------------------------------------------------------------------------------------------
 TRANSPORTATION--0.3%
 General Motors Acceptance Corp., 6.875% Nts., Series EC,
 9/9/04 [GBP]                                                                           430,000             696,447
                                                                                                        -----------
 Total Corporate Bonds and Notes (Cost $35,178,491)                                                      30,829,412


                     19 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  CONTINUED
--------------------------------------------------------------------------------

                                                                                           FACE        MARKET VALUE
                                                                                         AMOUNT(1)       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 STRUCTURED INSTRUMENTS--12.5%

 Citibank (New York) Mexican Linked Nts.:
 27.40%, 9/20/01                                                                $     2,775,000    $      2,769,450
 28.60%, 9/13/01                                                                      2,570,000           2,564,860
-------------------------------------------------------------------------------------------------------------------
 Deutsche Bank AG:
 Indonesian Rupiah Linked Nts., 13.86%, 8/3/00                                        2,220,000           1,777,110
 Indonesian Rupiah Linked Nts., 13.667%, 6/30/00                                      2,665,000           2,097,355
 New York, Philippine Peso/Japanese Yen Linked Nts.,
 10.55%, 5/12/00                                                                      2,600,000           2,097,420
 Russian OFZ Linked Nts.:
 25%, 2/6/02(2) [RUR]                                                                   625,200               2,029
 25%, 5/22/02(2) [RUR]                                                                  625,200               1,920
 25%, 6/5/02(2) [RUR]                                                                   625,200               1,930
 25%, 9/18/02(2) [RUR]                                                                  625,200               1,823
 25%, 10/9/02(2) [RUR]                                                                  625,200               1,779
 25%, 1/22/03(2) [RUR]                                                                  625,200               1,670
 25%, 2/5/03(2) [RUR]                                                                   625,200               1,685
 25%, 5/21/03(2) [RUR]                                                                  625,200               1,630
 25%, 6/4/03(2) [RUR]                                                                   625,200               1,623
 25%, 9/17/03(2) [RUR]                                                                  625,200               1,598
 25%, 10/8/03(2) [RUR]                                                                  625,200               1,563
 25%, 1/21/04(2) [RUR]                                                                  625,200               1,494
-------------------------------------------------------------------------------------------------------------------
 Deutsche Morgan Grenfell, Russian OFZ Linked Nts.,
 Zero Coupon, 187.65%, 12/15/01(5) [RUR]                                              2,143,000               3,864
-------------------------------------------------------------------------------------------------------------------
 Hong Kong & Shanghai Banking Corp. Linked Receipt Nts.,
 Linked to the Korean Exchange Bank Floating Nts.
 due 12/23/99, Zero Coupon, 13.32%, 12/28/99(5)                                       2,900,000           2,831,125
-------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Holdings, Inc. Russian OFZ Linked Nts.:
 Series L, 25%, 2/6/02(2) [RUR]                                                         566,080              10,812
 Series L, 25%, 5/22/02(2) [RUR]                                                        566,080              10,229
 Series L, 25%, 6/5/02(2) [RUR]                                                         566,080              10,274
 Series L, 25%, 9/18/02(2) [RUR]                                                        566,080               9,713
 Series L, 25%, 10/9/02(2) [RUR]                                                        566,080               9,473
 Series L, 25%, 1/22/03(2) [RUR]                                                        566,080               8,888
 Series L, 25%, 2/5/03(2) [RUR]                                                         566,080               8,973
 Series L, 25%, 5/21/03(2) [RUR]                                                        566,080               8,681
 Series L, 25%, 6/4/03(2) [RUR]                                                         566,080               8,636
 Series L, 25%, 9/17/03(2) [RUR]                                                        566,080               8,513
 Series L, 25%, 10/8/03(2) [RUR]                                                        566,080               8,210
 Series L, 25%, 1/21/04(2) [RUR]                                                        566,080               7,986
 Series L, Zero Coupon, 53.77%, 12/15/01(5) [RUR]                                     1,940,000              20,588
-------------------------------------------------------------------------------------------------------------------
 Merrill Lynch & Co. Inc. Turkey Treasury Bond Linked Nts.:
 81%, 1/9/01(2) [TRL]                                                               1,926,700,000,000     4,455,825
 85.25%, 1/7/01(2) [TRL]                                                            1,110,000,000,000     2,567,066
 87.165%, 1/7/01(2) [TRL]                                                           541,348,794,013       1,237,731


                     20 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  CONTINUED
--------------------------------------------------------------------------------

                                                                                           FACE        MARKET VALUE
                                                                                         AMOUNT(1)       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 STRUCTURED INSTRUMENTS CONTINUED
 Standard Chartered Bank:
 Argentine Peso Linked Nts., 13.512%, 3/10/00                                       $ 2,612,000         $ 2,632,635
 Argentine Peso Linked Nts., 16.10%, 3/3/00                                           1,300,000           1,312,740
 Indian Rupee/Japanese Yen Linked Nts.,
 Zero Coupon, 12.73%, 8/17/01(5)                                                      3,525,000           2,586,998
 Indonesian Rupiah Linked Nts., 18.19%, 8/18/00                                       1,300,000           1,251,250
 Philippine Peso/Japanese Yen Linked Nts.,
 16.04%, 5/10/00                                                                      1,300,000             974,350
                                                                                                        -----------
 Total Structured Instruments (Cost $34,690,328)                                                         31,311,499

                                                         DATE            STRIKE       CONTRACTS
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 OPTIONS PURCHASED--0.0%
 European Monetary Unit Call Opt.                     10/4/99         EUR 1.078      26,840,000              66,832
-------------------------------------------------------------------------------------------------------------------
 Hong Kong Dollar Put Opt.                            1/11/00         HKD 7.894      22,497,900               2,025
-------------------------------------------------------------------------------------------------------------------
 Japanese Yen Call Opt.                               10/6/99       JPY 100.000     259,000,000                  --
-------------------------------------------------------------------------------------------------------------------
 Japanese Yen Call Opt.                              10/27/99       JPY 106.600     128,000,000              25,728
-------------------------------------------------------------------------------------------------------------------
 Japanese Yen Call Opt.                              10/20/99       JPY 108.500     533,000,000              15,457
-------------------------------------------------------------------------------------------------------------------
 Mexican Peso Put Opt.6                               10/8/99        MXN 11.000      29,810,000               2,981
                                                                                                        -----------
 Total Options Purchased (Cost $778,039)                                                                    113,023
                                                                                           FACE
                                                                                         AMOUNT(1)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--3.8%
 Repurchase agreement with PaineWebber, Inc., 5.29%,
 dated 9/30/99, to be repurchased at $9,401,381 on 10/1/99,
 collateralized by U.S. Treasury Bills, 12/23/99--7/20/00, with a value of $8,629,184, U. S. Treasury Nts., 7.875%, 11/15/04,
 with a value of $964,883 (Cost $9,400,000)                                         $ 9,400,000           9,400,000
-------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $254,946,748)                                           95.6%        239,214,105
-------------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                            4.4          11,110,186
                                                                                    -----------         -----------
 NET ASSETS                                                                               100.0%       $250,324,291
                                                                                    -----------         -----------
                                                                                    -----------         -----------


                     21 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  CONTINUED
--------------------------------------------------------------------------------


















FOOTNOTES TO STATEMENT OF INVESTMENTS


1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
ARP     Argentine Peso                IDR Indonesian Rupiah
AUD     Australian Dollar             JPY Japanese Yen
CAD     Canadian Dollar               MXN Mexican Nuevo Peso
DEM     German Mark                   NOK Norwegian Krone
DKK     Danish Krone                  NZD New Zealand Dollar
EUR     Euro                          PLZ Polish Zloty
FRF     French Franc                  RUR Russian Ruble
GBP     British Pound Sterling        SEK Swedish Krona
HKD     Hong Kong Dollar              TRL Turkish Lira
2. Represents the current interest rate for a variable rate security.
3. Represents the current interest rate for an increasing rate security.
4. Non-income-producing--issuer is in default.
5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
6. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.
7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,641,637 or 2.65% of the Fund's net assets as of September 30, 1999.
8. Securities with an aggregate market value of $479,250 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
9. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                        FACE CONTRACTS        EXPIRATION      EXERCISE          PREMIUM       MARKET VALUE
                                        SUBJECT TO PUT              DATE         PRICE         RECEIVED         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
 Mexican Nuevo Peso Put Option             29,810,000            10/8/99     MXN 11.00       $  66,937            $    --
 Polish Zloty Put Option                   22,273,537            11/4/99      PLZ 4.18         121,790             54,080
                                                                                             ----------------------------
                                                                                              $188,727            $54,080
                                                                                             ----------------------------
                                                                                             ----------------------------

10. A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.
11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.


                     22 OPPENHEIMER INTERNATIONAL BOND FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS CONTINUED

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHIC DIVERSIFICATION                             MARKET VALUE        PERCENT
----------------------------------------------------------------------------------------
 Germany                                                $ 18,538,210              7.7%
 Argentina                                                17,662,338              7.4
 Mexico                                                   17,171,211              7.2
 United States                                            15,068,133              6.3
 Turkey                                                   14,885,847              6.2
 Brazil                                                   14,290,265              6.0
 Indonesia                                                11,361,016              4.7
 Norway                                                    9,926,858              4.1
 Venezuela                                                 8,905,079              3.7
 Italy                                                     8,467,809              3.5
 Algeria                                                   8,204,107              3.4
 Great Britain                                             7,306,678              3.1
 The Netherlands                                           6,004,012              2.5
 India                                                     5,913,820              2.5
 Japan                                                     5,658,336              2.4
 South Africa                                              5,476,361              2.3
 Jordan                                                    5,003,388              2.1
 Peru                                                      4,794,314              2.0
 Bulgaria                                                  4,570,650              1.9
 Spain                                                     4,513,792              1.9
 Ivory Coast                                               4,471,986              1.9
 Poland                                                    4,382,450              1.8
 Russia                                                    4,349,319              1.8
 Canada                                                    3,714,652              1.6
 Philippines                                               3,071,770              1.3
 Korea, Republic of (South)                                2,831,125              1.2
 Denmark                                                   2,599,924              1.1
 Slovakia                                                  2,514,400              1.1
 Nigeria                                                   2,401,151              1.0
 Vietnam                                                   1,995,469              0.8
 Panama                                                    1,991,116              0.8
 Australia                                                 1,732,723              0.7
 Trinidad & Tobago                                         1,731,855              0.7
 New Zealand                                               1,692,902              0.7
 Sweden                                                    1,655,083              0.7
 Morocco                                                   1,641,269              0.7
 Chile                                                     1,229,992              0.5
 Colombia                                                  1,088,482              0.5
 Ecuador                                                     177,476              0.1
 Jamaica                                                     140,750              0.1
 Switzerland                                                  77,987              0.0
                                                        --------------------------------
 Total                                                  $239,214,105            100.0%
                                                        --------------------------------
                                                        --------------------------------


 See accompanying Notes to Financial Statements.


                     23 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 ASSETS
 Investments, at value (cost $254,946,748)--see accompanying statement              $ 239,214,105
----------------------------------------------------------------------------------------------------
 Cash                                                                                     195,474
----------------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency exchange contracts--Note 5                 1,271,564
----------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and principal paydowns                                                        6,194,641
 Investments sold                                                                       5,428,257
 Shares of beneficial interest sold                                                     1,718,895
 Daily variation on futures contracts--Note 6                                              99,997
 Other                                                                                    302,339
                                                                                     ---------------
 Total assets                                                                         254,425,272

----------------------------------------------------------------------------------------------------
 LIABILITIES
 Unrealized depreciation on foreign currency exchange contracts--Note 5                   139,602
----------------------------------------------------------------------------------------------------
 Options written, at value (premiums received $188,727)--
 see accompanying statement--Note 7                                                        54,080
----------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                  1,717,292
 Dividends                                                                              1,289,101
 Shares of beneficial interest redeemed                                                   564,799
 Distribution and service plan fees                                                       148,440
 Closed foreign currency exchange contracts                                                75,197
 Transfer and shareholder servicing agent fees                                             37,037
 Daily variation on futures contracts--Note 6                                              10,507
 Other                                                                                     64,926
                                                                                     ---------------
 Total liabilities                                                                      4,100,981

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 NET ASSETS                                                                          $250,324,291
                                                                                     ---------------
                                                                                     ---------------

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                                     $317,506,115
----------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                      744,959
----------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions       (53,337,044)
----------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of assets and
 liabilities denominated in foreign currencies                                        (14,589,739)
                                                                                     ---------------
 Net assets                                                                          $250,324,291
                                                                                     ---------------
                                                                                     ---------------


                     24 OPPENHEIMER INTERNATIONAL BOND FUND

-------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $102,236,116 and 24,151,631 shares of beneficial interest outstanding)              $4.23
 Maximum offering price per share (net asset value plus sales charge
 of 4.75% of offering price)                                                         $4.44
-------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $118,632,046
 and 28,102,977 shares of beneficial interest outstanding)                           $4.22
-------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
 of $29,456,129 and 6,980,102 shares of beneficial interest outstanding)             $4.22


 See accompanying Notes to Financial Statements.


                     25 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Interest (net of foreign withholding taxes of $89,821)                             $  37,345,712
----------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $1,627)                                     9,222
                                                                                     ---------------
 Total income                                                                          37,354,934


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 EXPENSES
 Management fees--Note 4                                                                 1,886,864
----------------------------------------------------------------------------------------------------
 Distribution and service plan fees--Note 4:
 Class A                                                                                  248,547
 Class B                                                                                1,228,808
 Class C                                                                                  289,134
----------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees--Note 4                                    414,642
----------------------------------------------------------------------------------------------------
 Shareholder reports                                                                      127,249
----------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                               68,597
----------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                               18,327
----------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                     2,423
----------------------------------------------------------------------------------------------------
 Other                                                                                     78,633
                                                                                     ---------------
 Total expenses                                                                         4,363,224

 Less expenses paid indirectly--Note 1                                                    (40,358)
                                                                                     ---------------
 Net expenses                                                                           4,322,866

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                                 33,032,068

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments                                                                          (12,342,461)
 Closing of futures contracts                                                          (1,258,647)
 Closing and expiration of option contracts written--Note 7                             1,080,328
 Foreign currency transactions                                                        (13,602,130)
                                                                                     ---------------
 Net realized loss                                                                    (26,122,910)

----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:
 Investments                                                                           15,641,368
 Translation of assets and liabilities denominated in foreign currencies                1,895,302
                                                                                     ---------------
 Net change                                                                            17,536,670
                                                                                     ---------------
 Net realized and unrealized loss                                                      (8,586,240)

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $24,445,828
                                                                                     ---------------
                                                                                     ---------------


 See accompanying Notes to Financial Statements.

                     26 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED SEPTEMBER 30,                                                           1999                 1998
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                                                      $ 33,032,068         $ 28,345,575
----------------------------------------------------------------------------------------------------------------
 Net realized loss                                                           (26,122,910)         (32,072,921)
----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                        17,536,670          (33,393,415)
                                                                          --------------------------------------
 Net increase (decrease) in net assets resulting from operations              24,445,828          (37,120,761)

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Class A                                                                     (12,490,131)         (11,278,509)
 Class B                                                                     (14,069,900)         (12,501,126)
 Class C                                                                      (3,315,800)          (2,851,020)
----------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                              --             (464,690)
 Class B                                                                              --             (544,637)
 Class C                                                                              --             (123,007)

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase in net assets resulting from beneficial
 interest transactions--Note 2:
 Class A                                                                       7,013,720            8,857,621
 Class B                                                                       1,272,305           28,481,664
 Class C                                                                       2,430,203            6,178,227

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 NET ASSETS
 Total increase (decrease)                                                     5,286,225          (21,366,238)
----------------------------------------------------------------------------------------------------------------
 Beginning of period                                                         245,038,066          266,404,304
                                                                          --------------------------------------
 End of period (including undistributed net investment
 income of $744,959 and $1,061,401, respectively)                           $250,324,291         $245,038,066
                                                                          --------------------------------------
                                                                          --------------------------------------





 See accompanying Notes to Financial Statements.

                     27 OPPENHEIMER INTERNATIONAL BOND FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

 CLASS A        YEAR ENDED SEPTEMBER 30,                    1999          1998          1997            1996      1995(1)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                      $4.32         $5.51         $5.49           $5.10     $5.00
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .58           .56           .52             .52       .15
 Net realized and unrealized gain (loss)                    (.14)        (1.20)          .08             .40       .10
                                                           ----------------------------------------------------------------
 Total income (loss) from
 investment operations                                       .44          (.64)          .60             .92       .25
---------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                       (.53)         (.53)         (.53)           (.53)     (.15)
 Distributions from net realized gain                         --          (.02)         (.05)             --        --
                                                           ----------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                            (.53)         (.55)         (.58)           (.53)     (.15)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $4.23         $4.32         $5.51           $5.49     $5.10
                                                           ----------------------------------------------------------------
                                                           ----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                       10.58%       (12.50)%       11.33%          18.82%     5.13%

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)               $102,236     $  97,404      $114,847         $52,128    $3,984
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $101,948      $108,264     $  89,112         $19,817    $2,566
---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                     13.47%        11.09%         9.24%           9.60%     9.94%
 Expenses, before voluntary assumption
 and indirect expenses                                      1.26%         1.24%(4)      1.28%(4)        1.59%(4)  1.59%(4)
 Expenses, net of voluntary assumption
 and indirect expenses                                      1.25%          N/A           N/A            1.49%     0.41%
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                  285%          446%          280%            273%      122%

1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $628,527,274 and $544,904,486, respectively.


 See accompanying Notes to Financial Statements


                     28 OPPENHEIMER INTERNATIONAL BOND FUND

 CLASS B        YEAR ENDED SEPTEMBER 30,                    1999          1998          1997            1996      1995(1)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                      $4.31         $5.50         $5.48           $5.10     $5.00
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .55           .52           .48             .48       .14
 Net realized and unrealized gain (loss)                    (.14)        (1.20)          .07             .39       .10
                                                           ----------------------------------------------------------------
 Total income (loss) from
 investment operations                                       .41          (.68)          .55             .87       .24
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                       (.50)         (.49)         (.48)           (.49)     (.14)
 Distributions from net realized gain                         --          (.02)         (.05)             --        --
                                                           ----------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                            (.50)         (.51)         (.53)           (.49)     (.14)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $4.22         $4.31         $5.50           $5.48     $5.10
                                                           ----------------------------------------------------------------
                                                           ----------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                        9.79%       (13.16)%       10.52%          17.71%     4.92%

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)               $118,632      $119,998      $122,874         $45,207    $3,238
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $122,878      $128,789     $  87,557         $17,891    $1,125
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                     12.70%        10.33%         8.57%           8.81%     9.20%
 Expenses, before voluntary assumption
 and indirect expenses                                      2.02%         2.00%(4)      2.04%(4)        2.36%(4)  2.21%(4)
 Expenses, net of voluntary assumption
 and indirect expenses                                      2.01%          N/A           N/A            2.26%     0.89%
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                  285%          446%          280%            273%      122%

1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $628,527,274 and $544,904,486, respectively.

See accompanying Notes to Financial Statements

                     29 OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS Continued

 CLASS C        YEAR ENDED SEPTEMBER 30,                    1999          1998          1997            1996      1995(1)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                      $4.31         $5.50         $5.48           $5.09     $5.00
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .55           .52           .48             .48       .14
 Net realized and unrealized gain (loss)                    (.14)        (1.20)          .07             .39       .09
                                                           ----------------------------------------------------------------
 Total income (loss) from
 investment operations                                       .41          (.68)          .55             .87       .23
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                       (.50)         (.49)         (.48)           (.48)     (.14)
 Distributions from net realized gain                         --          (.02)         (.05)             --        --
                                                           ----------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                            (.50)         (.51)         (.53)           (.48)     (.14)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $4.22         $4.31         $5.50           $5.48     $5.09
                                                           ----------------------------------------------------------------
                                                           ----------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                        9.80%       (13.16)%       10.52%          17.92%     4.73%

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                $29,456       $27,636       $28,684         $10,282      $201
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $28,918       $29,336       $19,883        $  4,039     $  97
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                     12.76%        10.33%         8.62%           8.76%     9.36%
 Expenses, before voluntary assumption
 and indirect expenses                                      2.02%         2.00%(4)      2.04%(4)        2.36%(4)  2.26%(4)
 Expenses, net of voluntary assumption
 and indirect expenses                                      2.01%          N/A           N/A            2.25%     0.85%
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                  285%          446%          280%            273%      122%

1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $628,527,274 and $544,904,486, respectively.

See accompanying Notes to Financial Statements


                     30 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Bond Fund (the Fund) is a registered investment company organized as a Massachusetts Business Trust with a single series of the same name. The Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of September 30, 1999, the market value of these securities comprised 12.50% of the Fund's net assets and resulted in realized and unrealized losses of $4,894,003. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.


                     31 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 1999, securities with an aggregate market value of $2,581,104, representing 1.03% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required. As of September 30, 1999, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $27,469,000, which expires between 2006 and 2007.


                     32 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1999, amounts have been reclassified to reflect a decrease in undistributed net investment income of $3,472,679. Accumulated net realized loss on investments was decreased by the same amount.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                     33 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                          YEAR ENDED SEPTEMBER 30, 1999  YEAR ENDED SEPTEMBER 30, 1998
                              SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------
CLASS A
Sold                        11,247,933   $ 48,852,991     11,871,238  $  60,193,894
Dividends and/or
distributions reinvested     1,806,309      7,837,034      1,567,641      7,767,951
Redeemed                   (11,446,723)   (49,676,305)   (11,744,939)   (59,104,224)
                           -----------------------------------------------------------
Net increase                 1,607,519   $  7,013,720      1,693,940  $   8,857,621
                           -----------------------------------------------------------
                           -----------------------------------------------------------


--------------------------------------------------------------------------------------
CLASS B
Sold                         7,369,029   $ 32,003,600     12,461,105  $  62,756,778
Dividends and/or
distributions reinvested     1,549,542      6,704,118      1,334,005      6,596,728
Redeemed                    (8,655,920)   (37,435,413)    (8,302,252)   (40,871,842)
                           -----------------------------------------------------------
Net increase                   262,651   $  1,272,305      5,492,858  $  28,481,664
                           -----------------------------------------------------------
                           -----------------------------------------------------------


--------------------------------------------------------------------------------------
CLASS C
Sold                         2,727,759   $ 11,829,225      3,210,030  $  16,168,643
Dividends and/or
distributions reinvested       450,539      1,948,375        387,861      1,917,981
Redeemed                    (2,613,007)   (11,347,397)    (2,401,923)   (11,908,397)
                           -----------------------------------------------------------
Net increase                   565,291   $  2,430,203      1,195,968  $   6,178,227
                           -----------------------------------------------------------
                           -----------------------------------------------------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of September 30, 1999, net unrealized depreciation on securities and options written of $15,597,996 was composed of gross appreciation of $5,185,272, and gross depreciation of $20,783,268.


                     34 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 1999 was 0.74% of average annual net assets for each class of shares.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       AGGREGATE         CLASS A     COMMISSIONS        COMMISSIONS        COMMISSIONS
                       FRONT-END       FRONT-END      ON CLASS A         ON CLASS B         ON CLASS C
                   SALES CHARGES   SALES CHARGES          SHARES             SHARES             SHARES
                      ON CLASS A     RETAINED BY     ADVANCED BY        ADVANCED BY        ADVANCED BY
YEAR ENDED                SHARES     DISTRIBUTOR     DISTRIBUTOR(1)     DISTRIBUTOR(1)     DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------
September 30, 1999      $427,421        $118,394         $41,586           $887,632            $83,883

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                       CLASS A                     CLASS B                     CLASS C
                           CONTINGENT DEFERRED         CONTINGENT DEFERRED         CONTINGENT DEFERRED
                                 SALES CHARGES               SALES CHARGES               SALES CHARGES
YEAR ENDED             RETAINED BY DISTRIBUTOR     RETAINED BY DISTRIBUTOR     RETAINED BY DISTRIBUTOR
------------------------------------------------------------------------------------------------------
September 30, 1999                         $--                    $435,700                      $8,730

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                     35 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES  Continued

CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended September 30, 1999, payments under the Class A Plan totaled $248,547, all of which was paid by the Distributor to recipients. That included $15,717 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 1999, were as follows:

                                                              DISTRIBUTOR'S     DISTRIBUTOR'S
                                                                  AGGREGATE      UNREIMBURSED
                                                               UNREIMBURSED     EXPENSES AS %
                        TOTAL PAYMENTS     AMOUNT RETAINED         EXPENSES     OF NET ASSETS
                            UNDER PLAN      BY DISTRIBUTOR       UNDER PLAN          OF CLASS
---------------------------------------------------------------------------------------------
Class B Plan                $1,228,808          $1,008,649       $5,605,885              4.73%
Class C Plan                   289,134             154,968          554,577              1.88


                     36 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

As of September 30, 1999, the Fund had outstanding foreign currency contracts as follows:

                                                                       VALUATION
                                                         CONTRACT          AS OF
                                     EXPIRATION            AMOUNT      SEPTEMBER        UNREALIZED         UNREALIZED
CONTRACT DESCRIPTION                      DATES           (000'S)       30, 1999      APPRECIATION       DEPRECIATION
---------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Euro (EUR)                             11/19/99         EUR 2,481    $ 2,653,276        $   54,716           $     --
Euro (EUR)                             11/24/99         EUR 2,430      2,599,383            52,572                 --
Japanese Yen (JPY)                      10/4/99     JPY 1,725,000     16,211,683         1,056,522                 --
                                                                                        -----------------------------
                                                                                         1,163,810                 --
                                                                                        -----------------------------
CONTRACTS TO SELL
Australian Dollar (AUD)                11/17/99         AUD 1,450        947,010                --              5,771
British Pound Sterling (GBP)           10/12/99         GBP 3,505      5,772,481                --             93,961
British Pound Sterling (GBP)           11/29/99         GBP 1,480      2,437,606                --              3,213
British Pound Sterling (GBP)           11/19/99         GBP 1,600      2,635,217                --             36,657
Japanese Yen (JPY)                     11/24/99       JPY 262,829      2,489,801           157,010                 --
New Zealand Dollar (NZD)               11/15/99         NZD 3,320      1,716,077            50,744                 --
                                                                                        -----------------------------
                                                                                           107,754            139,602
                                                                                        -----------------------------
Total Unrealized Appreciation and Depreciation                                          $1,271,564           $139,602
                                                                                        -----------------------------
                                                                                        -----------------------------


                     37 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS


The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 1999, the Fund had outstanding futures contracts as follows:

                                                             VALUATION AS OF      UNREALIZED
                                EXPIRATION      NUMBER OF      SEPTEMBER 30,    APPRECIATION
CONTRACT DESCRIPTION                  DATE      CONTRACTS               1999   (DEPRECIATION)
---------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Euro-German Foreign Government     12/8/99            384        $42,875,367       $ (75,764)
U.S. Long Bond                    12/20/99             49          5,582,938         (80,774)
U.S. Treasury 10 yr.              12/20/99              1            110,125             266
                                                                                   ----------
                                                                                    (156,272)
                                                                                   ----------
CONTRACTS TO SELL
U.K. Long Gilt                    12/24/99             11          1,928,438          44,746
                                                                                   ----------
                                                                                   $(111,526)
                                                                                   ----------
                                                                                   ----------


                     38 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended September 30, 1999, was as follows:


                                                           CALL OPTIONS                                   PUT OPTIONS
                                    -----------------------------------------------------------------------------------------
                                         NUMBER OF            AMOUNT OF           NUMBER OF                 AMOUNT OF
                                           OPTIONS             PREMIUMS             OPTIONS                  PREMIUMS
-----------------------------------------------------------------------------------------------------------------------------
Options outstanding as of
September 30, 1998                   1,783,440,000           $  404,348       2,105,362,820                 $ 318,516
Options written                      2,687,021,594            1,262,262       2,240,924,421                 1,734,986
Options closed or expired           (2,686,295,380)            (935,602)     (4,281,896,081)               (1,324,600)
Options exercised                   (1,784,166,214)            (731,008)        (12,307,623)                 (540,175)
                                    -----------------------------------------------------------------------------------------
Options outstanding as of
September 30, 1999                              --           $       --          52,083,537                 $ 188,727
                                    -----------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------


                     39 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. ILLIQUID OR RESTRICTED SECURITIES

As of September 30, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 1999, was $23,128,925, which represents 9.24% of the Fund's net assets, of which $77,987 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                      VALUATION
                                                                                                 PER UNIT AS OF
                                                                                                  SEPTEMBER 30,
SECURITY                                               ACQUISITION DATE          COST PER UNIT             1999
---------------------------------------------------------------------------------------------------------------
BONDS
Tag Heuer International SA, 12% Sr. Sub. Nts.,
12/15/05                                                        5/14/96                105.25%          111.41%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

9. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

     The Fund had no borrowings outstanding during the year ended September 30, 1999.


                     40 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER INTERNATIONAL BOND
FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer International Bond Fund as of September 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1999 and September 30, 1998, and the financial highlights for the period June 15, 1995, to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer International Bond Fund as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP


Denver, Colorado
October 21, 1999


                     41 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION  UNAUDITED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report information to the Internal Revenue Service.

     None of the dividends paid by the Fund during the fiscal year ended September 30, 1999, are eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax advisor for specific guidance.


                     42 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
OPPENHEIMER INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------
A SERIES OF OPPENHEIMER INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES          James C. Swain, Trustee and Chairman of the Board
                               Bridget A. Macaskill, Trustee and President
                               William H. Armstrong, Trustee
                               Robert G. Avis, Trustee
                               William A. Baker, Trustee
                               George C. Bowen, Trustee
                               Jon S. Fossel, Trustee
                               Sam Freedman, Trustee
                               Raymond J. Kalinowski, Trustee
                               C. Howard Kast, Trustee
                               Robert M. Kirchner, Trustee
                               Ned M. Steel, Trustee
                               Arthur P. Steinmetz, Vice President
                               Andrew J. Donohue, Vice President and Secretary
                               Brian W. Wixted, Treasurer
                               Robert G. Zack, Assistant Secretary
                               Robert J. Bishop, Assistant Treasurer
                               Scott T. Farrar, Assistant Treasurer
--------------------------------------------------------------------------------
INVESTMENT ADVISOR             OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
DISTRIBUTOR                    OppenheimerFunds Distributor, Inc.
--------------------------------------------------------------------------------
TRANSFER AND                   OppenheimerFunds Services
SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------
CUSTODIAN OF                   The Bank of New York
PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS           Deloitte & Touche LLP
--------------------------------------------------------------------------------
LEGAL COUNSEL                  Myer, Swanson, Adams & Wolf, P.C.

                               This is a copy of a report to shareholders of Oppenheimer International Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer International Bond Fund. For material information concerning the Fund, see the Prospectus.

                               SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                     43 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
GLOBAL EQUITY
                        Developing Markets Fund              Global Fund
                        International Small Company Fund     Quest Global Value Fund
                        Europe Fund                          Global Growth & Income Fund
                        International Growth Fund

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
EQUITY
                        STOCK                                STOCK & BOND
                        Enterprise Fund(1)                   Main Street-Registered TradeMark-
                                                             Growth & Income Fund
                        Discovery Fund                       Quest Opportunity Value Fund
                        Main Street-Registered Trademark-    Total Return Fund
                         Small Cap Fund
                        Quest Small Cap Value Fund           Quest Balanced Value Fund
                        MidCap Fund                          Capital Income Fund(2)
                        Capital Appreciation Fund            Multiple Strategies Fund
                        Growth Fund                          Disciplined Allocation Fund
                        Disciplined Value Fund               Convertible Securities Fund
                        Quest Value Fund
                        Trinity Growth Fund                  SPECIALTY
                        Trinity Core Fund                    Real Asset Fund
                        Trinity Value Fund                   Gold & Special Minerals Fund
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
FIXED INCOME

                        TAXABLE                              MUNICIPAL
                        International Bond Fund              California Municipal Fund(3)
                        World Bond Fund                      Main Street California Municipal Fund(3)
                        High Yield Fund                      Florida Municipal Fund(3)
                        Champion Income Fund                 New Jersey Municipal Fund(3)
                        Strategic Income Fund                New York Municipal Fund(3)
                        Bond Fund                            Pennsylvania Municipal Fund(3)
                        Senior Floating Rate Fund            Municipal Bond Fund
                        U.S. Government Trust                Insured Municipal Fund
                        Limited-Term Government Fund         Intermediate Municipal Fund

                                                             ROCHESTER DIVISION
                                                             Rochester Fund Municipals
                                                             Limited Term New York Municipal Fund
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
MONEY MARKET(4)

                        Money Market Fund                    Cash Reserves

1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
-C- Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


                     44 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------

INTERNET
24-hr access to account information and transactions www.oppenheimerfunds.com

GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
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OPPENHEIMERFUNDS INFORMATION
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messages on the economy and issues that may affect your investments
1.800.835.3104

TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

--------------------------------------------------------------------------------

                                   [LOGO] OPPENHEIMERFUNDS-REGISTERED TRADEMARK-
                                                      DISTRIBUTOR, INC.

RA0880.001.0999 November 29, 1999